EXHIBIT 10.01(c)

                                 AMENDMENT NO. 3
                                       TO
                              MANAGEMENT AGREEMENT

      WHEREAS, MORGAN STANLEY CHARTER ASPECT L.P., a Delaware limited partnership (the "Partnership"), DEMETER MANAGEMENT CORPORATION, a Delaware corporation (the "General Partner"), and ASPECT CAPITAL LIMITED, a limited liability company registered in England and Wales (the "Trading Advisor"), have agreed to amend the Management Agreement, by and among the Partnership, the General Partner, and the Trading Advisor, dated as of October 16, 2006, as amended by an Amendment No. 1 to the Management Agreement dated as of December 20, 2006, and by an Amendment No. 2 to the Management Agreement dated as of January 29, 2007 (together, the "Management Agreement"), to amend Section 2(d)(i) of the Management Agreement. Terms used and not otherwise defined herein have the meanings ascribed to such terms in the Management Agreement.

      WHEREAS, all provisions contained in the Management Agreement remain in full force and effect and are modified only to the extent necessary to provide for the amendments set forth below;

      NOW, THEREFORE, the parties hereto hereby amend the Management Agreement as follows:

            1. Section 2(d)(i) to the Management Agreement is hereby deleted in its entirety and replaced with the following:

            "Notwithstanding anything in this Agreement to the contrary, the Trading Advisor shall assume financial responsibility for any trading errors committed or caused by it in transmitting orders for the purchase or sale of futures interests for the Partnership's account where any single trading error has occurred as a direct result of human error, including, but not limited to, involving the inputting of trading signals improperly or the communication of orders for execution incorrectly ("Trading Errors"), provided that the Trading Advisor shall not have financial responsibility for any Trading Error unless that Trading Error causes a loss to the Partnership's account equal to or greater than the greater of $50,000 or six basis points (0.06%) of allocated Net Assets or such other amount as agreed pursuant to Section 2(d)(ii) hereof (the "Material Loss"), such Material Loss being determined by the Trading Advisor, acting reasonably and in good faith, in accordance with the Trading Advisor's allocation policy."

            2. The foregoing amendment shall take effect as of the 9th day of October 2007.

            3. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute the same agreement.

            4. This Amendment No. 3 shall be governed and construed in accordance with the laws of the State of New York.

            5. Each party represents and warrants, with respect to itself only, that it has taken all action required to be taken in order to authorize and effect this Amendment No 3. This Amendment No. 3 constitutes a legal, valid and binding and enforceable obligation of the respective parties.

            6. Save as herein provided, the parties agree that the Management Agreement shall continue in full force and effect.

            IN WITNESS WHEREOF, this Amendment No. 3 to the Management Agreement has been executed for and on behalf of the undersigned as of the 9th day of October 2007.

                              MORGAN STANLEY CHARTER ASPECT L.P.

                              By:  Demeter Management Corporation,
                                      General Partner


                              By:  /s/ Walter Davis
                                  --------------------------------
                                  Name:  Walter Davis
                                  Title: President



                              DEMETER MANAGEMENT CORPORATION


                              By:  /s/ Walter Davis
                                  --------------------------------
                                  Name:  Walter Davis
                                  Title: President



                              ASPECT CAPITAL LIMITED


                              By:  /s/ Simon Rockall
                                  --------------------------------
                                  Name:  Simon Rockall
                                  Title: Company Secretary